EXHIBIT 99.1


                           Computational Materials.

                                                                  Exhibit 99.1


                       BellaVista Mortgage Trust 2005-2


                        Preliminary Marketing Materials

                               [GRAPHIC OMITTED]

                                 $447,302,000
                  (Approximate, subject to +/- 10% Variance)



                        BellaVista Funding Corporation
                                   Depositor


                      Belvedere Trust Finance Corporation
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer



RBS Greenwich Capital                       Countrywide Securities Corporation
                             Co-Lead Underwriters
------------------------------------------------------------------------------

                              Contact Information



RBS Greenwich Capital


----------------------- ---------------- -------------------- ----------------- ------------------------- ------------------
Trading                                  Banking                                Structuring
----------------------- ---------------- -------------------- ----------------- ------------------------- ------------------
Name/Email              Phone            Name/Email           Phone             Name/Email                Phone
----------------------- ---------------- -------------------- ----------------- ------------------------- ------------------
Ron Weibye              (203) 625-6160   Prue Larocca         (203) 625-3868    Stu Kronick               (203) 625-6160
weibyer@gcm.com                          laroccp@gcm.com                        stuart.kronick@gcm.com

----------------------- ---------------- -------------------- ----------------- ------------------------- ------------------
Johan Eveland           (203) 625-6160   Vinu Phillips        (203) 622-5626    Bill O'Brien              (203) 618-3856
Johan.eveland@gcm.com                    philliv@gcm.com                        obrienw@gcm.com

----------------------- ---------------- -------------------- ----------------- ------------------------- ------------------
Jesse Litvak            (203) 625-6160   Michael McKeever     (203) 618-2237
Jesse.litvak@gcm.com                     mckeevm@gcm.com
----------------------- ---------------- -------------------- ----------------- ------------------------- ------------------





Rating Agencies

-------------------------------------------------------- ----------------------------------------------------------
Standard and Poor's                                      Moody's Investor Service
----------------------------------- -------------------- ------------------------------------- --------------------
Name/Email                          Phone                Name/Email                            Phone
----------------------------------- -------------------- ------------------------------------- --------------------
George Kimmel                       (212) 438-1575       Amita Shrivastava                     (212) 553-2953
George_kimmel@sandp.com                                  Amita.shrivastava@moodys.com
----------------------------------- -------------------- ------------------------------------- --------------------
Keith Smith                         (212) 438-1643       Tamara Zaliznyak                      (212) 553-7761
Keith_smith@sandp.com                                    Tamara.zaliznyak@moodys.com
----------------------------------- -------------------- ------------------------------------- --------------------




RBS Greenwich Capital                       Countrywide Securities Corporation
                             Co-Lead Underwriters
------------------------------------------------------------------------------

       This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the
             delivery of the Prospectus and Prospectus Supplement.


Preliminary Term Sheet                             Date Prepared: May 14, 2005

                       BellaVista Mortgage Trust 2005-2


            $447,302,000 (Approximate, Subject to +/- 10% Variance)

                         Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans


================ ======================== ======================== =========================== ==================
                    Principal Amount             WAL (Yrs)             Pmt Window (Mths)           Interest
      Class           (Approx) (1)             Call/ Mat(2)               Call/ Mat(2)             Rate Type
      -----           ------------             ------------               ------------             ---------
       I-A             $88,954,000              3.88 / 4.25               1-121 / 1-357        Floater (3)
     II-A-1           $272,011,000              3.95 / 4.30               1-121 / 1-479        Floater (3)
     II-A-2            $68,002,000              3.95 / 4.30               1-121 / 1-479        Floater (3)
---------------- ------------------------ ---------------------------------------------------- ------------------
    I-A-X(4)            Notional                                                               Variable
    II-A-X(5)           Notional                                                               Variable
    II-PO (7)              $50                           Not Marketed Hereby                   N/A
      B-X(6)            Notional                                                               Variable
     B-PO (8)              $50                                                                 N/A
       A-R                 $50                                                                 Variable
---------------- ------------------------ ---------------------------------------------------- ------------------
       B-1             $7,471,000               6.71 / 7.46              40-121 / 40-479       Floater (9)
       B-2             $5,659,000               6.71 / 7.46              40-121 / 40-479       Floater (9)
       B-3             $4,300,000               6.71 / 7.46              40-121 / 40-479       Floater (9)
       B-4              $905,000                6.71 / 7.46              40-121 / 40-479       Floater (9)
---------------- ------------------------ ------------------------- -------------------------- ------------------
       B-5             $1,810,000                                                              Floater (9)
       B-6             $2,263,000                         Not Offered Herein                   Floater (9)
       B-7             $1,361,651                                                              Floater (9)
================ ======================== ==================================================== ==================
     Total            $452,736,801




================ ========================== ====================
                                              Expected Ratings
      Class            Tranche Type              S&P/Moody's
      -----            ------------              -----------
       I-A            Senior Floater               AAA/Aaa
     II-A-1        Super Senior Floater            AAA/Aaa
     II-A-2         Senior Mezz Floater            AAA/Aaa
---------------- -------------------------- --------------------
    I-A-X(4)           Senior/WAC IO               AAA/Aaa
    II-A-X(5)          Senior/WAC IO               AAA/Aaa
    II-PO (7)            Senior PO                 AAA/Aaa
      B-X(6)           Senior/WAC IO               AAA/Aa2
     B-PO (8)            Senior PO                 AAA/Aa2
       A-R            Senior/Residual              AAA/Aaa
---------------- -------------------------- --------------------
       B-1          Subordinate Floater            AA/Aa2
       B-2          Subordinate Floater             A/A2
       B-3          Subordinate Floater           BBB/Baa2
       B-4          Subordinate Floater           BBB-/Baa3
---------------- -------------------------- --------------------
       B-5          Subordinate Floater             BB/NR
       B-6          Subordinate Floater             B/NR
       B-7          Subordinate Floater             NR/NR
================ ========================== ====================
     Total



(1) Distributions on the Class I-A, Class A-R and Class I-A-X Certificates will be derived primarily from a pool of LIBOR indexed, adjustable-rate mortgage loans ("Group I Mortgage Loans"). Distributions on the Class II-A-1, Class II-A-2, Class II-PO, Class B-PO and Class II-A-X Certificates will be derived primarily from a pool of MTA indexed, adjustable-rate mortgage loans ("Group II Mortgage Loans"). Distributions on the Class B-X and Subordinate Certificates will be derived from the Group I Mortgage Loans and Group II Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Class I-A, Class II-A-1, Class II-A-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class I-A, Class II-A-1 and Class II-A-2 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Rate and (iii) 10.50%.

(4) The notional balance of the Class I-A-X Certificates immediately prior to any Distribution Date is equal to the aggregate principal balance of the Class I-A Certificates immediately prior to such Distribution Date. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess, if any, of (i) the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans over (ii) the Certificate Interest Rate of the Class I-A Certificates adjusted for the related interest accrual period. No principal will be distributed on the Class I-A-X Certificates.

(5) The notional balance of the Class II-A-X Certificates immediately prior to any Distribution Date is equal to the aggregate principal balance of the Class II-A-1, Class II-A-2 and Class II-PO Certificates immediately prior to such Distribution Date. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess, if any, of (i) the weighted average of the Net Mortgage Rates


                                      2

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

       This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the
             delivery of the Prospectus and Prospectus Supplement.



     of the Group II Mortgage Loans over (ii) the weighted average Certificate Interest Rate of the Class II-A-1 and Class II-A-2 Certificates adjusted for the related interest accrual period. No principal will be distributed on the Class II-A-X Certificates.

(6) The notional balance of the Class B-X Certificates immediately prior to any Distribution Date is equal to the aggregate principal balance of the Subordinate and Class B-PO Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess, if any, of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average Certificate Interest Rate of the Subordinate Certificates adjusted for the related interest accrual period. No principal will be distributed on the Class B-X Certificates.

(7) The Class II-PO Certificates will have an initial principal balance equal to $50, which principal balance will be increased to the extent of any Net Deferred Interest from the Group II Mortgage Loans otherwise allocated to the Class II-A-X Certificates, as described herein. The Class II-PO will not receive interest distributions.

(8) The Class B-PO Certificates will have an initial principal balance equal to $50, which principal balance will be increased to the extent of any Net Deferred Interest from the Group II Mortgage Loans otherwise allocated to the Class B-X Certificates, as described herein. The Class B-PO will not receive interest distributions

(9) For each Distribution Date, the Certificate Interest Rate for the Subordinate Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the related Net WAC Rate and (iii) 10.50%.


Depositor:                     BellaVista Funding Corporation.

Co-Lead Underwriters:          Greenwich Capital Markets, Inc. ("RBS Greenwich Capital") and Countrywide Securities
                               Corporation.

Seller:                        Belvedere Trust Finance Corporation.

Servicers:                     Countrywide Home Loans, Inc.

Master Servicer:               Countrywide Home Loans Servicing LP.

Trustee:                       The Bank of New York.

Rating Agencies:               S&P and Moody's will rate the Offered Certificates as specified on the prior page.

Cut-off Date:                  May 1, 2005.

Expected Pricing Date:         May [18], 2005.

Closing Date:                  On or about May [27], 2005.

Distribution Date:             The [20]th of each month (or if such day is not a business day, the next succeeding business day), commencing in June 2005.

Certificates:                  The "Senior Certificates" will consist of the Class I-A, Class II-A-1, Class II-A-2,
                               Class II-PO, Class B-PO, Class I-A-X, Class II-A-X, Class B-X (the "Class A
                               Certificates") and Class A-R Certificates. The Class B-1, Class B-2, Class B-3,
                               Class B-4, Class B-5, Class B-6 and Class B-7 Certificates will be referred to herein as the "Subordinate Certificates." The Senior Certificates and the
                               Subordinate Certificates are collectively referred to herein as the "Certificates."
                               The Senior Certificates and the Class B-1, Class B-2, Class B-3 and Class B-4
                               Certificates (the "Offered Certificates") are being offered publicly.

Accrued Interest:              The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class
                               I-A-X, Class II-A-X and Class B-X Certificates will include 25 days of accrued interest.



                                      3

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

       This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the
             delivery of the Prospectus and Prospectus Supplement.


Interest Accrual Period:       The interest accrual period with respect to the Class II-A-1, Class II-A-2 and
                               Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an
                               Actual/360 basis). The interest accrual period with respect to the Class I-A
                               Certificates for a given Distribution Date will be the period beginning with the
                               [20th] day of the month prior to such Distribution Date (or in the case of the first
                               Distribution Date, the Closing Date) and ending on the [19th] day of the month of such Distribution Date (on a 30/360 basis). The interest accrual period for the
                               Class A-R, Class I-A-X, Class II-A-X and Class B-X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:                  The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:         It is anticipated that a portion of the Class A Certificates and Subordinate
                               Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:             The Class A, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the
                               Internal Revenue Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A,
                               Class B-1, Class B-2, Class B-3 or Class B-4 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal
                               Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:               The Senior Certificates and Class B-1 Certificates are expected to constitute
                               "mortgage related securities" for purposes of SMMEA. The Class B-2, Class B-3 and
                               Class B-4 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:          The terms of the transaction allow for an option to terminate the Offered
                               Certificates, which may be exercised once the aggregate principal balance of the
                               Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed:                         The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:                The "Mortgage Loans" are adjustable rate mortgage loans, which adjust based on 1
                               Month LIBOR and the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA")
                               ("Adjustable Rate Mortgage Loans"). Each of the Mortgage Loans has an original term to maturity of 360 or 480 months. The Group I Mortgage Loans, which have a 1 Month
                               LIBOR index, are scheduled to pay interest only for a term of approximately 10 years following origination. Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the principal balance of such Mortgage Loan over its remaining term. The Group II
                               Mortgage Loans are based on an index of MTA and accrue interest at a mortgage rate which adjusts monthly. After the related initial fixed rate teaser period, the interest rate for each such MTA indexed Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans based on an index of MTA are subject to a periodic rate adjustment cap. All of the Mortgage
                               Loans are subject to a maximum mortgage rate.



                                      4

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

       This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the
             delivery of the Prospectus and Prospectus Supplement.


                               For each of the Mortgage Loans based upon an index of MTA, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment,
                               (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds either 110% or 115% (as specified in the mortgage note) of the original principal balance due to Deferred
                               Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                               Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred
                               Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

                               The "Group I Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans based on an index of 1 Month LIBOR. The "Group II Mortgage Loans"
                               consist of adjustable rate, first lien residential mortgage loans based on an index of MTA. The Group I Mortgage Loans and the Group II Mortgage Loans are collectively referred to herein as the "Mortgage Loans".

                               On the Closing Date the aggregate principal balance of the Mortgage Loans as of the
                               Cut-off Date is expected to be approximately $452,736,801, the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date is expected to be approximately $93,883,246, and the aggregate principal balance of the Group II
                               Mortgage Loans as of the Cut-off Date is expected to be approximately $358,853,556.

                               The collateral tables included herein represent a statistical pool of Mortgage Loans having the characteristics described herein as of the Cut-off Date. It is expected that certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. Consequently, the final pool of Mortgage Loans and the characteristics thereof may differ from the statistical pool herein and its characteristics, but such differences are not expected to be material.

Credit Enhancement:            Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval and may be subject to change.

                               Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7
                               Certificates, initially [5.25]% total subordination.

                               Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7
                               Certificates, initially [3.60]% total subordination.

                               Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates,
                               initially [2.35]% total subordination.

                               Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, initially [1.40]%
                               total subordination.



                                      5

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

       This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the
             delivery of the Prospectus and Prospectus Supplement.


                               Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5, Class B-6 and Class B-7 Certificates, initially [1.20]% total subordination.

Shifting Interest:             Until the Distribution Date occurring in June 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior
                               Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).
                               After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                               The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                               Periods:                                Unscheduled Principal Payments (%)
                               --------                                ----------------------------------
                               June 2005 - May 2015                        0% Pro Rata Share
                               June 2015 - May 2016                      30% Pro Rata Share
                               June 2016 - May 2017                      40% Pro Rata Share
                               June 2017 - May 2018                      60% Pro Rata Share
                               June 2018 - May 2019                      80% Pro Rata Share
                               June 2019 and after                      100% Pro Rata Share

                               However, if the credit enhancement percentage provided by the Subordinate
                               Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the
                               Distribution Date in June 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in June 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                               Scheduled principal payments will be distributed pro rata to the Senior and
                               Subordinate Certificates.

                               Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the
                               Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

                               Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries and other unscheduled amounts and (ii) in the case of (a) the Group I
                               Mortgage Loans, voluntary prepayments and (b) the Group II Mortgage Loans, the excess if any of voluntary prepayments over Deferred Interest.

Allocation of
Realized Losses:               Any realized losses (inclusive of bankruptcy, special hazard and fraud losses) on the Mortgage Loans will be allocated as follows: first, to the Subordinate
                               Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; pro rata to the related Senior Certificates, provided however that any realized losses otherwise allocable to the Class II-A-1 Certificates will instead be allocated to the Class II-A-2 Certificates, until such class' principal balance has been reduced to zero.

Net Mortgage Rate:             The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the trustee fee rate.



                                      6

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

       This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the
             delivery of the Prospectus and Prospectus Supplement.


Net WAC Rate:                  The "Net WAC Rate" for the Class I-A, Class II-A-1 and Class II-A-2 Certificates is
                               equal to the weighted average of the Net Mortgage Rates of the related group of
                               Mortgage Loans, adjusted for the related interest accrual period.

                               The "Net WAC Rate" for the Subordinate Certificates is equal to the weighted average
                               (weighted based on the related group subordinate component) of the weighted average
                               Net Mortgage Rates of the Group I Mortgage Loans and Group II Mortgage Loans
                               adjusted for the related interest accrual period.

Carryover Shortfall
Amount:                        The Class I-A, Class II-A-1, Class II-A-2 and Subordinate Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of
                               (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Rate) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous
                               Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Rate) (together, the
                               "Carryover Shortfall Amount"). The Carryover Shortfall Amount on the Class I-A,
                               Class II-A-1, Class II-A-2 and Subordinate Certificates will be paid, pro rata, to the extent of interest otherwise distributable to the Class I-A-X, Class II-A-X and
                               Class B-X Certificates (after the reduction due to Net Deferred Interest allocable to the Class II-A-X and Class B-X Certificates), provided however, that with respect to the Class II-A-1 and Class II-A-2 Certificates, the Carryover Shortfall Amount
                               will first be paid from amounts available from the related Yield Maintenance
                               Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:             The "Adjusted Cap Rate" for the Class II-A-1 and Class II-A-2 Certificates and for
                               any Distribution Date equals the related Net WAC Rate, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group II
                               Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred
                               Interest for the Group II Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the month prior to such Distribution Date.

                               The "Adjusted Cap Rate" for the Subordinate Certificates and for any Distribution
                               Date equals the related Net WAC Rate, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans by a
                               per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the related Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the month prior to such Distribution Date.

                               The "Adjusted Cap Rate" for the Class II-A-X Certificates and any Distribution Date
                               shall equal the Certificate Interest Rate for the Class II-A-X Certificates,
                               computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Group II Mortgage Loans by a per annum rate equal to the quotient of (a) the Net
                               Deferred Interest on the Group II Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Group II
                               Mortgage Loans as of the first day of the month prior to such distribution date, and
                               (ii) computing the pass-through rates of the Class II-A-1 and Class II-A-2
                               Certificates by substituting "Adjusted Cap Rate" for "Net WAC Rate" in the definition thereof.

                               The "Adjusted Cap Rate" for the Class B-X Certificates and any Distribution Date
                               shall equal the Certificate Interest Rate for the Class B-X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the
                               Mortgage Loans by a per annum rate equal to the quotient of (a) the aggregate Net
                               Deferred Interest on the Group II Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the related
                               Mortgage Loans as of the first day of the month prior to such distribution date, and
                               (ii) computing the pass-through rate of the Subordinate Certificates by substituting
                               "Adjusted Cap Rate" for "Net WAC Rate" in the definition thereof.



                                      7

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

       This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the
             delivery of the Prospectus and Prospectus Supplement.


Net Deferred Interest:         The "Net Deferred Interest" for a Distribution Date is the excess, if any, of
                               Deferred Interest related to the Group II Mortgage Loans for the related due period over voluntary principal prepayments on the Group II Mortgage Loans for the related prepayment period.

                               For any Distribution Date, Net Deferred Interest will be allocated among the Class
                               II-A-1, Class II-A-2, Class II-A-X, Class B-X and Subordinate Certificates in an
                               amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class and Distribution
                               Date, over (ii) the amount of current interest that would have accrued had the
                               Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date. The amount of current interest allocable to each such Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the Class II-PO or Class B-PO in the case of the Class II-A-X and Class
                               B-X Certificates, respectively)

Yield Maintenance
Agreement:                     On the Closing Date, the Trustee will enter into a "Yield Maintenance Agreement", or
                               "YMA", with a counterparty (the "Counterparty") for the benefit of the Class II-A-1 and Class II-A-2 Certificates. The notional balance of the YMA for any Distribution
                               Date is subject to a maximum equal to the aggregate principal balance of such classes of Certificates immediately prior to such Distribution Date. The
                               Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%. The Yield
                               Maintenance Agreement will terminate after the Distribution Date in November 2015.
                               Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on such classes of Certificates (allocated pro rata based on class principal balance), as applicable.



                                      8

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

       This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the
             delivery of the Prospectus and Prospectus Supplement.


Certificates Priority of
Distributions:                 Available funds from the Mortgage Loans will be distributed in the following order of priority:
                               1)   Senior Certificates, accrued and unpaid interest, at the related Certificate
                                    Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class I-A-X, Class II-A-X and Class B-X
                                    Certificates will be reduced to the extent necessary to pay any Carryover Shortfall
                                    Amount as described below (after giving effect to any Net Deferred Interest amount allocated the Class II-A-X and Class B-X Certificates);
                               2)   Principal will be distributed to the Senior Certificates as follows:
                                    a)   from the Group I Mortgage Loans, first to the Class A-R Certificates and second, to the Class I-A Certificates, until the principal balance of such Class has been reduced to zero, up to the principal allocable for such classes;
                                    b)   from the Group II Mortgage Loans, first on a pro rata basis to the Class II-A-1 and Class II-A-2 Certificates, second, on a pro rata basis to the Class II-PO
                                         Certificates and Class B-PO Certificates, up to the principal allocable for such
                                         Class;
                               3)   Class I-A, Class II-A-1, Class II-A-2 and Subordinate Certificates (on a pro rata basis based on the related unpaid Carryover Shortfall Amount), to pay any related
                                    Carryover Shortfall Amount, (after giving effect to payments received from the YMA in the case of the Class II-A-1 and Class II-A-2 Certificates) from interest amounts otherwise distributable to the Class I-A-X, Class II-A-X and Class B-X Certificates;
                               4)   Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate
                                    Interest Rate;
                               5)   Class B-1 Certificates, principal allocable to such Class;
                               6)   Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate
                                    Interest Rate;
                               7)   Class B-2 Certificates, principal allocable to such Class;
                               8)   Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate
                                    Interest Rate;
                               9)   Class B-3 Certificates, principal allocable to such Class;
                               10)  Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate
                                    Interest Rate;
                               11)  Class B-4 Certificates, principal allocable to such Class;
                               12)  Class B-5, Class B-6 and Class B-7 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable for such Classes;
                               13)  Class A-R Certificate, any remaining amount.

                               * The accrued and unpaid interest payable to the Class II-A-1, Class II-A-2, Class
                               II-A-X, Class B-X and Subordinate Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of
                               Certificates on such Distribution Date.

                               ** Under certain limited circumstances such as when (i) the aggregate principal balance of the Class A Certificates related to a group have been reduced to zero or
                               (ii) the aggregate principal balance of the Class A Certificates related to a group are undercollateralized, principal and/or interest from a group will be used to make payments on the unrelated Class A Certificates and principal only component, if applicable.



                                      9

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

                      COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                      10

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   This information is furnished to you solely by Greenwich Capital Markets,
      Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                         Effective Net WAC Rate(1)(2)


The Effective Net WAC Rate for the Class II-A-1 and Class II-A-2 Certificates will be equal to 10.50% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1) Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.
(2) Assumes proceeds from the related Yield Maintenance Agreement are included.


                                      11

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   This information is furnished to you solely by Greenwich Capital Markets,
      Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                         Weighted Average Life Tables


Class I-A To Optional Call Date
-----------------------------------------------------------------------------------------------------------------------------
                                  10 CPR              15 CPR             20 CPR             30 CPR              40 CPR
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------
 WAL (yr)                          7.58                5.22               3.88               2.43                1.70
 MDUR (yr)                         6.19                4.49               3.44               2.24                1.60
 First Prin Pay                      1                  1                   1                  1                  1
 Last Prin Pay                      217                158                 121                78                  55
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------

Class I-A To Maturity
-----------------------------------------------------------------------------------------------------------------------------
                                  10 CPR              15 CPR             20 CPR             30 CPR              40 CPR
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------
 WAL (yr)                          8.00                5.65               4.25               2.68                1.87
 MDUR (yr)                         6.40                4.73               3.68               2.43                1.73
 First Prin Pay                      1                  1                   1                  1                  1
 Last Prin Pay                      357                357                 357                354                307
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------



Class II-A-1 To Optional Call Date
-----------------------------------------------------------------------------------------------------------------------------
                                  10 CPR              15 CPR             20 CPR             30 CPR              40 CPR
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------
 WAL (yr)                          7.58                5.28               3.95               2.49                1.73
 MDUR (yr)                         6.19                4.53               3.50               2.29                1.62
 First Prin Pay                      1                  1                   1                  1                  1
 Last Prin Pay                      217                158                 121                78                  55
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------


Class II-A-1 To Maturity
-----------------------------------------------------------------------------------------------------------------------------
                                  10 CPR              15 CPR             20 CPR             30 CPR              40 CPR
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------
 WAL (yr)                          7.99                5.69               4.30               2.73                1.90
 MDUR (yr)                         6.39                4.76               3.72               2.47                1.76
 First Prin Pay                      1                  1                   1                  1                  1
 Last Prin Pay                      479                479                 479                478                373
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------



                                      12

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   This information is furnished to you solely by Greenwich Capital Markets,
      Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



Class II-A-2 To Optional Call Date
-----------------------------------------------------------------------------------------------------------------------------
                                  10 CPR              15 CPR             20 CPR             30 CPR              40 CPR
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------
 WAL (yr)                          7.58                5.28               3.95               2.49                1.73
 MDUR (yr)                         6.16                4.51               3.49               2.28                1.62
 First Prin Pay                      1                  1                   1                  1                  1
 Last Prin Pay                      217                158                 121                78                  55
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------

Class II-A-2 To Maturity
-----------------------------------------------------------------------------------------------------------------------------
                                  10 CPR              15 CPR             20 CPR             30 CPR              40 CPR
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------
 WAL (yr)                          7.99                5.69               4.30               2.73                1.90
 MDUR (yr)                         6.36                4.75               3.71               2.46                1.76
 First Prin Pay                      1                  1                   1                  1                  1
 Last Prin Pay                      479                479                 479                456                358
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------


Class B-1 To Optional Call Date
-----------------------------------------------------------------------------------------------------------------------------
                                  10 CPR              15 CPR             20 CPR             30 CPR              40 CPR
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------
 WAL (yr)                          12.54               8.91               6.71               4.62                3.47
 MDUR (yr)                         9.75                7.39               5.79               4.15                3.19
 First Prin Pay                     59                  55                 40                 25                  18
 Last Prin Pay                      217                158                 121                78                  55
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------


Class B-1 To Maturity
-----------------------------------------------------------------------------------------------------------------------------
                                  10 CPR              15 CPR             20 CPR             30 CPR              40 CPR
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------
 WAL (yr)                          13.42               9.80               7.46               5.25                4.06
 MDUR (yr)                         10.16               7.87               6.25               4.60                3.65
 First Prin Pay                     59                  55                 40                 25                  18
 Last Prin Pay                      479                479                 479                419                358
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------



                                      13

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   This information is furnished to you solely by Greenwich Capital Markets,
      Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



Class B-2 To Optional Call Date
-----------------------------------------------------------------------------------------------------------------------------
                                  10 CPR              15 CPR             20 CPR             30 CPR              40 CPR
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------
 WAL (yr)                          12.54               8.91               6.71               4.62                3.47
 MDUR (yr)                         9.59                7.30               5.73               4.12                3.18
 First Prin Pay                     59                  55                 40                 25                  18
 Last Prin Pay                      217                158                 121                78                  55
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------


Class B-2 To Maturity
-----------------------------------------------------------------------------------------------------------------------------
                                  10 CPR              15 CPR             20 CPR             30 CPR              40 CPR
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------
 WAL (yr)                          13.42               9.80               7.46               5.25                4.06
 MDUR (yr)                         9.98                7.76               6.18               4.56                3.63
 First Prin Pay                     59                  55                 40                 25                  18
 Last Prin Pay                      479                479                 479                412                358
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------



                                      14

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   This information is furnished to you solely by Greenwich Capital Markets,
      Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



Class B-3 To Optional Call Date
-----------------------------------------------------------------------------------------------------------------------------
                                  10 CPR              15 CPR             20 CPR             30 CPR              40 CPR
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------
 WAL (yr)                          12.54               8.91               6.71               4.62                3.47
 MDUR (yr)                         9.04                6.97               5.53               4.01                3.11
 First Prin Pay                     59                  55                 40                 25                  18
 Last Prin Pay                      217                158                 121                78                  55
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------


Class B-3 To Maturity
-----------------------------------------------------------------------------------------------------------------------------
                                  10 CPR              15 CPR             20 CPR             30 CPR              40 CPR
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------
 WAL (yr)                          13.42               9.80               7.46               5.25                4.06
 MDUR (yr)                         9.37                7.38               5.93               4.43                3.54
 First Prin Pay                     59                  55                 40                 25                  18
 Last Prin Pay                      479                479                 479                404                358
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------


Class B-4 To Optional Call Date
-----------------------------------------------------------------------------------------------------------------------------
                                  10 CPR              15 CPR             20 CPR             30 CPR              40 CPR
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------
 WAL (yr)                          12.54               8.91               6.71               4.62                3.47
 MDUR (yr)                         8.82                6.83               5.42               3.95                3.06
 First Prin Pay                     59                  55                 40                 25                  18
 Last Prin Pay                      217                158                 121                78                  55
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------


Class B-4 To Maturity
-----------------------------------------------------------------------------------------------------------------------------
                                  10 CPR              15 CPR             20 CPR             30 CPR              40 CPR
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------
 WAL (yr)                          13.42               9.80               7.46               5.25                4.06
 MDUR (yr)                         9.12                7.19               5.79               4.32                3.46
 First Prin Pay                     59                  55                 40                 25                  18
 Last Prin Pay                      479                479                 479                360                356
---------------------------- ------------------ ------------------- ------------------ ------------------ -------------------



                                      15

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.


                                             Total Mortgage Loan Statistics
                                                  As of the Cut-off Date

                                                                                                  Minimum            Maximum
                                                                                                  -------            -------
Scheduled Principal Balance                                         $452,736,801                  $19,879         $1,500,000
Average Scheduled Principal Balance                                     $325,944
Number of Mortgage Loans                                                   1,389

Weighted Average Gross Coupon                                             5.051%                   3.875%             6.250%
Weighted Average FICO Score                                                  730                      621                821
Weighted Average Combined Original LTV                                    70.42%                   16.97%             95.00%

Weighted Average Original Term                                        361 months               360 months         480 months
Weighted Average Stated Remaining Term                                359 months               353 months         479 months
Weighted Average Seasoning                                              2 months                 1 months           7 months

Weighted Average Gross Margin                                             2.574%                   1.500%             3.925%
Weighted Average Minimum Interest Rate                                    2.638%                   1.500%             5.321%
Weighted Average Maximum Interest Rate                                   10.376%                   9.625%            14.700%
Weighted Average Initial Rate Cap                                         0.000%                   0.000%             0.000%
Weighted Average Subsequent Rate Cap                                      0.000%                   0.000%             0.000%
Weighted Average Months to Roll                                         1 months                 1 months           1 months

Maturity Date                                                                                 Oct  1 2034        Apr  1 2045
Maximum Zip Code Concentration                                             0.73%  95757

                                                                                  *Up to approximately 45% Cash out
ARM                                                                      100.00%  Refinance

1 MONTH LIBOR IO (120 month IO term)                                      20.74%
MTA NEGAM                                                                 79.26%
                                                                                  2-4 Units                            2.56%
Interest Only                                                             20.74%  Condominium                         11.30%
Not Interest Only                                                         79.26%  PUD                                 26.53%
                                                                                  Single Family Detached              59.61%
Prepay Penalty:  0 months                                                 53.53%
Prepay Penalty: 12 months                                                 11.75%  Investor                             4.01%
Prepay Penalty: 24 months                                                  0.57%  Primary                             91.38%
Prepay Penalty: 36 months                                                 34.15%  Second Home                          4.61%

First Lien                                                               100.00%  Top 5 States:
                                                                                  California                          58.23%
Full/Alt                                                                  32.30%  Florida                              7.94%
No Doc                                                                     0.06%  Virginia                             3.27%
Preferred                                                                  6.99%  New Jersey                           2.71%
Reduced                                                                   57.84%  Washington                           2.67%
Stated Income                                                              2.82%



                                      16

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                              Weighted
                                                                               Weighted        Average      Weighted
                                                                    Pct by      Average         Stated       Average
                                       # of            Current   Curr Prin        Gross      Remaining      Combined      Weighted
Current Principal Balance             Loans  Principal Balance         Bal       Coupon           Term      Orig LTV  Average FICO
---------------------------------- --------- ------------------ ----------- ------------ -------------- ------------- -------------
        0.01 -    50,000.00               3         117,884.69       0.03%        5.566            358         49.37           775
   50,000.01 -   100,000.00              45       3,872,397.13       0.86%        5.271            358         62.19           728
  100,000.01 -   150,000.00             151      19,455,158.17       4.30%        5.187            358         70.18           736
  150,000.01 -   200,000.00             182      32,221,178.94       7.12%        5.140            358         71.06           730
  200,000.01 -   250,000.00             170      38,348,812.30       8.47%        5.119            358         69.12           724
  250,000.01 -   300,000.00             191      52,954,998.92      11.70%        5.042            358         68.15           729
  300,000.01 -   350,000.00             161      52,590,260.27      11.62%        5.045            358         71.66           730
  350,000.01 -   400,000.00             146      55,007,630.69      12.15%        5.055            358         72.95           736
  400,000.01 -   450,000.00              97      41,251,136.41       9.11%        5.045            358         73.00           726
  450,000.01 -   500,000.00              85      40,685,629.46       8.99%        4.992            358         73.14           733
  500,000.01 -   550,000.00              42      22,053,413.05       4.87%        5.064            358         73.82           741
  550,000.01 -   600,000.00              23      13,215,431.93       2.92%        5.032            358         73.71           731
  600,000.01 -   650,000.00              32      20,423,881.96       4.51%        4.977            358         70.35           733
  650,000.01 -   700,000.00               6       3,984,877.17       0.88%        4.955            358         60.81           770
  700,000.01 -   750,000.00               8       5,833,241.34       1.29%        5.050            358         66.54           720
  750,000.01 -   800,000.00               4       3,072,409.10       0.68%        5.193            359         68.17           752
  800,000.01 -   850,000.00               6       4,919,213.06       1.09%        4.986            358         57.44           741
  850,000.01 -   900,000.00               5       4,380,950.00       0.97%        4.951            359         64.68           754
  900,000.01 -   950,000.00               3       2,807,888.82       0.62%        4.875            358         71.32           686
  950,000.01 - 1,000,000.00              11      10,970,108.29       2.42%        5.035            358         67.12           729
1,000,000.01+                            18      24,570,299.73       5.43%        4.926            371         63.84           711
---------------------------------- --------- ------------------ ----------- ------------ -------------- ------------- -------------
Total                                 1,389     452,736,801.43     100.00%        5.051            359         70.42           730


                                                                                              Weighted
                                                                               Weighted        Average      Weighted
                                                                    Pct by      Average         Stated       Average
                                       # of            Current   Curr Prin        Gross      Remaining      Combined      Weighted
Current Gross Rate                    Loans  Principal Balance         Bal       Coupon           Term      Orig LTV  Average FICO
---------------------------------- --------- ------------------ ----------- ------------ -------------- ------------- -------------
 3.500 - 3.999                            1         246,885.72       0.05%        3.875            358         75.00           734
 4.000 - 4.499                           13       3,858,500.51       0.85%        4.321            358         73.14           756
 4.500 - 4.999                          384     141,786,916.35      31.32%        4.678            359         67.37           734
 5.000 - 5.499                          831     264,376,235.86      58.40%        5.168            359         71.69           729
 5.500 - 5.999                          151      40,535,205.39       8.95%        5.618            358         72.75           724
 6.000 - 6.499                            9       1,933,057.60       0.43%        6.089            358         64.80           734
---------------------------------- --------- ------------------ ----------- ------------ -------------- ------------- -------------
Total                                 1,389     452,736,801.43     100.00%        5.051            359         70.42           730



                                      17

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                              Weighted
                                                                               Weighted        Average      Weighted
                                                                    Pct by      Average         Stated       Average
                                       # of            Current   Curr Prin        Gross      Remaining      Combined      Weighted
FICO                                  Loans  Principal Balance         Bal       Coupon           Term      Orig LTV  Average FICO
---------------------------------- --------- ------------------ ----------- ------------ -------------- ------------- -------------
600-624                                   3         392,487.05       0.09%        5.089            358         65.13           621
625-649                                  27       8,941,415.47       1.97%        5.159            358         72.73           639
650-674                                  66      20,778,394.03       4.59%        5.068            358         72.14           665
675-699                                 252      85,466,400.70      18.88%        5.095            360         69.74           689
700+                                  1,041     337,158,104.18      74.47%        5.035            358         70.43           747
---------------------------------- --------- ------------------ ----------- ------------ -------------- ------------- -------------
Total                                 1,389     452,736,801.43     100.00%        5.051            359         70.42           730


                                                                                              Weighted
                                                                               Weighted        Average      Weighted
                                                                    Pct by      Average         Stated       Average
                                       # of            Current   Curr Prin        Gross      Remaining      Combined      Weighted
Combined Original LTV                 Loans  Principal Balance         Bal       Coupon           Term      Orig LTV  Average FICO
---------------------------------- --------- ------------------ ----------- ------------ -------------- ------------- -------------
  0.01- 49.99                           123      33,115,078.47       7.31%        5.017            358         40.46           740
 50.00- 54.99                            72      25,301,021.28       5.59%        4.941            358         52.58           729
 55.00- 59.99                            67      22,682,736.75       5.01%        4.945            358         57.51           727
 60.00- 64.99                           101      38,194,136.04       8.44%        4.971            358         62.86           733
 65.00- 69.99                           115      43,292,676.53       9.56%        5.021            361         67.41           727
 70.00- 74.99                           180      60,928,857.58      13.46%        5.020            358         72.09           731
 75.00- 79.99                           243      80,908,684.55      17.87%        5.059            360         77.11           729
 80.00                                  446     139,114,190.42      30.73%        5.123            358         80.00           730
 80.01- 84.99                             6       1,514,342.80       0.33%        5.068            357         82.78           744
 85.00- 89.99                            15       3,241,676.86       0.72%        5.241            358         88.84           714
 90.00- 94.99                            15       2,961,405.69       0.65%        5.362            357         91.37           735
 95.00                                    6       1,481,994.46       0.33%        5.237            359         95.00           718
---------------------------------- --------- ------------------ ----------- ------------ -------------- ------------- -------------
Total                                 1,389     452,736,801.43     100.00%        5.051            359         70.42           730


                                                                                              Weighted
                                                                               Weighted        Average      Weighted
                                                                    Pct by      Average         Stated       Average
                                       # of            Current   Curr Prin        Gross      Remaining      Combined      Weighted
Original Term (months)                Loans  Principal Balance         Bal       Coupon           Term      Orig LTV  Average FICO
---------------------------------- --------- ------------------ ----------- ------------ -------------- ------------- -------------
360                                   1,387     450,162,794.65      99.43%        5.051            358         70.42           730
480                                       2       2,574,006.78       0.57%        4.934            479         70.40           717
---------------------------------- --------- ------------------ ----------- ------------ -------------- ------------- -------------
Total                                 1,389     452,736,801.43     100.00%        5.051            359         70.42           730


                                                                                              Weighted
                                                                               Weighted        Average      Weighted
                                                                    Pct by      Average         Stated       Average
                                       # of            Current   Curr Prin        Gross      Remaining      Combined      Weighted
Stated Remaining Term (months)        Loans  Principal Balance         Bal       Coupon           Term      Orig LTV  Average FICO
---------------------------------- --------- ------------------ ----------- ------------ -------------- ------------- -------------
301-360                               1,387     450,162,794.65      99.43%        5.051            358         70.42           730
361+                                      2       2,574,006.78       0.57%        4.934            479         70.40           717
---------------------------------- --------- ------------------ ----------- ------------ -------------- ------------- -------------
Total                                 1,389     452,736,801.43     100.00%        5.051            359         70.42           730



                                      18

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
                                      # of            Current   Curr Prin        Average      Remaining      Combined      Average
Debt Ratio                           Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
 0.01 -20.00                            81      21,165,369.29       4.67%          5.082            358         65.49          742
20.01 -25.00                           102      28,098,920.63       6.21%          5.056            358         67.07          732
25.01 -30.00                           173      51,277,806.01      11.33%          5.125            358         70.94          734
30.01 -35.00                           281      95,156,388.54      21.02%          5.062            360         69.55          729
35.01 -40.00                           348     120,368,378.66      26.59%          5.007            359         70.00          731
40.01 -45.00                           281     100,633,733.11      22.23%          5.055            358         73.09          729
45.01 -50.00                            81      24,153,677.37       5.34%          4.986            358         71.59          719
50.01 -55.00                            34      10,003,485.47       2.21%          5.097            358         71.25          724
55.01 -60.00                             2         254,636.18       0.06%          5.303            357         68.87          744
None                                     6       1,624,406.17       0.36%          5.135            358         69.82          735
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730


                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
                                      # of            Current   Curr Prin        Average      Remaining      Combined      Average
FRM/ARM                              Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
ARM                                  1,389     452,736,801.43     100.00%          5.051            359         70.42          730
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730


                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
                                      # of            Current   Curr Prin        Average      Remaining      Combined      Average
Product                              Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
1 MONTH LIBOR IO                       260      93,883,245.69      20.74%          4.744            357         68.03          732
MTA NEGAM                            1,129     358,853,555.74      79.26%          5.131            359         71.04          730
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730


                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
                                      # of            Current   Curr Prin        Average      Remaining      Combined      Average
Silent Second                        Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
No Silent 2nd                        1,065     343,221,027.55      75.81%          5.027            359         68.99          731
Silent 2nd                             324     109,515,773.88      24.19%          5.125            358         74.89          727
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730



                                      19

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
                                      # of            Current   Curr Prin        Average      Remaining      Combined      Average
Interest Only                        Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Interest Only                          260      93,883,245.69      20.74%          4.744            357         68.03          732
Not Interest Only                    1,129     358,853,555.74      79.26%          5.131            359         71.04          730
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730


                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
Prepayment Penalty Original Term      # of            Current   Curr Prin        Average      Remaining      Combined      Average
(months)                             Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Prepay Penalty:  0 months              731     242,340,066.68      53.53%          4.969            358         71.32          730
Prepay Penalty: 12 months              136      53,204,862.00      11.75%          4.997            359         65.21          734
Prepay Penalty: 24 months                2       2,574,006.78       0.57%          4.934            479         70.40          717
Prepay Penalty: 36 months              520     154,617,865.97      34.15%          5.199            358         70.79          730
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730


                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
                                      # of            Current   Curr Prin        Average      Remaining      Combined      Average
Lien                                 Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
First Lien                           1,389     452,736,801.43     100.00%          5.051            359         70.42          730
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730


                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
                                      # of            Current   Curr Prin        Average      Remaining      Combined      Average
Documentation Type                   Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Full/Alt                               524     146,230,532.93      32.30%          4.987            358         71.95          721
No Doc                                   2         268,855.09       0.06%          5.260            358         44.25          705
Preferred                               93      31,629,415.01       6.99%          4.757            357         65.39          760
Reduced                                726     261,849,566.83      57.84%          5.115            359         70.76          732
Stated Income                           44      12,758,431.57       2.82%          5.175            359         58.67          738
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730



                                      20

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
                                      # of            Current   Curr Prin        Average      Remaining      Combined      Average
Property Type                        Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
2-4 Units                               40      11,567,767.63       2.56%          5.224            358         70.16          726
Condominium                            178      51,157,022.32      11.30%          5.044            361         74.42          738
PUD                                    339     120,118,913.78      26.53%          5.048            358         71.21          729
Single Family Detached                 832     269,893,097.70      59.61%          5.046            359         69.31          730
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730


                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
                                      # of            Current   Curr Prin        Average      Remaining      Combined      Average
Occupancy Status                     Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Investor                                80      18,150,746.39       4.01%          5.401            358         68.24          743
Primary                              1,237     413,716,697.37      91.38%          5.037            359         70.48          729
Second Home                             72      20,869,357.67       4.61%          5.016            358         71.11          746
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730



                                      21

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
                                      # of            Current   Curr Prin        Average      Remaining      Combined      Average
State                                Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Alabama                                  2         355,772.66       0.08%          5.151            359         82.20          732
Alaska                                   2         509,377.83       0.11%          4.641            357         73.11          767
Arizona                                 48      10,495,652.19       2.32%          5.277            358         74.81          725
California                             661     263,643,811.74      58.23%          4.971            359         68.91          730
Colorado                                42      10,242,394.53       2.26%          5.168            358         70.70          737
Connecticut                              9       2,072,091.13       0.46%          5.215            358         70.26          721
Delaware                                 4       1,230,264.60       0.27%          5.076            358         48.09          760
Florida                                143      35,934,194.88       7.94%          5.193            358         71.56          734
Georgia                                 12       3,046,296.06       0.67%          5.043            358         77.84          735
Hawaii                                   8       3,890,736.44       0.86%          5.056            358         61.44          733
Idaho                                    6       1,330,223.77       0.29%          5.003            358         75.95          723
Illinois                                30      10,480,863.52       2.32%          5.245            358         73.68          735
Indiana                                  9       1,961,828.16       0.43%          5.224            358         73.30          700
Iowa                                     1          99,855.72       0.02%          5.125            358         32.23          785
Kansas                                   1         220,750.00       0.05%          5.375            356         93.94          695
Kentucky                                12       1,992,479.59       0.44%          5.060            358         77.34          728
Louisiana                                5         839,235.74       0.19%          5.232            359         71.01          751
Maryland                                14       3,923,629.45       0.87%          4.946            357         73.48          727
Massachusetts                           11       3,363,369.65       0.74%          5.070            357         70.60          743
Michigan                                46      10,147,573.61       2.24%          5.126            358         71.92          727
Minnesota                               10       2,282,688.33       0.50%          5.231            358         76.01          698
Missouri                                 6       1,258,575.32       0.28%          5.166            358         74.72          729
Montana                                  2         361,890.88       0.08%          5.984            358         52.04          774
Nevada                                  31       7,731,645.41       1.71%          5.123            357         72.19          719
New Hampshire                            2         367,880.68       0.08%          5.310            359         77.41          748
New Jersey                              37      12,250,656.99       2.71%          5.107            357         72.24          727
New Mexico                               3         438,510.10       0.10%          5.206            358         81.08          766
New York                                19       7,578,224.56       1.67%          5.175            358         63.77          731
North Carolina                           9       2,425,655.35       0.54%          5.001            358         70.86          735
Ohio                                    17       3,319,484.16       0.73%          5.020            358         75.36          718
Oregon                                  15       2,838,494.75       0.63%          5.208            358         73.56          751
Pennsylvania                            19       4,245,025.17       0.94%          5.095            358         74.86          753
Rhode Island                             5       1,289,886.85       0.28%          5.150            358         73.35          706
South Carolina                           2       1,454,829.46       0.32%          5.261            359         72.15          685
Tennessee                                3         737,809.40       0.16%          5.145            358         78.77          725
Texas                                   21       5,673,529.89       1.25%          5.166            358         75.40          733
Utah                                    16       3,836,235.28       0.85%          5.133            358         79.14          741
Virginia                                44      14,810,285.81       3.27%          5.196            358         75.42          732
Washington                              51      12,085,262.73       2.67%          5.164            358         73.75          727
Wisconsin                               11       1,969,829.04       0.44%          5.234            358         76.63          722
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730



                                      22

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
                                      # of            Current   Curr Prin        Average      Remaining      Combined      Average
Gross Margin                         Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
 1.500 - 1.999                         191      66,883,597.07      14.77%          4.555            357         65.42          735
 2.000 - 2.499                         162      67,778,805.50      14.97%          4.820            358         71.28          733
 2.500 - 2.999                         711     229,285,579.43      50.64%          5.092            359         71.11          730
 3.000 - 3.499                         300      83,185,354.04      18.37%          5.465            358         71.67          725
 3.500 - 3.999                          25       5,603,465.39       1.24%          5.938            358         72.62          727
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730


                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
                                      # of            Current   Curr Prin        Average      Remaining      Combined      Average
Minimum Interest Rate                Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
 1.500 - 1.999                         191      66,883,597.07      14.77%          4.555            357         65.42          735
 2.000 - 2.499                         151      57,256,947.15      12.65%          4.841            358         73.06          733
 2.500 - 2.999                         709     226,711,572.65      50.08%          5.093            358         71.12          730
 3.000 - 3.499                         299      82,442,038.55      18.21%          5.464            358         71.73          725
 3.500 - 3.999                          26       6,253,465.39       1.38%          5.840            358         73.21          731
 4.000 - 4.499                           8       8,586,340.02       1.90%          4.623            359         58.77          727
 4.500 - 4.999                           4       3,859,525.11       0.85%          4.989            438         71.02          720
 5.000 - 5.499                           1         743,315.49       0.16%          5.500            359         65.00          756
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730


                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
                                      # of            Current   Curr Prin        Average      Remaining      Combined      Average
Maximum Interest Rate                Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
 9.500 - 9.999                       1,126     357,791,764.76      79.03%          5.130            359         71.07          730
10.000 -10.499                           1         743,315.49       0.16%          5.500            359         65.00          756
10.500 -10.999                           3       1,039,519.41       0.23%          4.942            357         75.43          670
11.000 -11.499                           2         280,348.68       0.06%          5.207            357         63.60          732
12.000 -12.499                         256      92,572,153.09      20.45%          4.741            357         67.91          731
14.500 -14.999                           1         309,700.00       0.07%          5.250            356         68.89          697
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730


                                                                                               Weighted
                                                                                                Average      Weighted
                                                                   Pct by       Weighted         Stated       Average     Weighted
                                      # of            Current   Curr Prin        Average      Remaining      Combined      Average
Next Rate Change Date                Loans  Principal Balance         Bal   Gross Coupon           Term      Orig LTV         FICO
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
06/01/05                             1,389     452,736,801.43     100.00%          5.051            359         70.42          730
--------------------------------- --------- ------------------ ----------- -------------- -------------- ------------- ------------
Total                                1,389     452,736,801.43     100.00%          5.051            359         70.42          730



                                      23

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                Group I Mortgage Loan Statistics
                                                     As of the Cut-off Date

                                                                                                  Minimum                 Maximum
                                                                                                  -------                 -------
Scheduled Principal Balance                                         $93,883,246                   $62,400              $1,500,000
Average Scheduled Principal Balance                                    $361,089
Number of Mortgage Loans                                                    260

Weighted Average Gross Coupon                                            4.744%                    4.500%                  6.125%
Weighted Average FICO Score                                                 732                       638                     809
Weighted Average Combined Original LTV                                   68.03%                    22.52%                  95.00%

Weighted Average Original Term                                       360 months                360 months              360 months
Weighted Average Stated Remaining Term                               357 months                354 months              359 months
Weighted Average Seasoning                                           3   months                1   months              6   months

Weighted Average Gross Margin                                            1.744%                    1.500%                  3.125%
Weighted Average Minimum Interest Rate                                   1.791%                    1.500%                  4.625%
Weighted Average Maximum Interest Rate                                  11.986%                    9.625%                 14.700%
Weighted Average Initial Rate Cap                                        0.000%                    0.000%                  0.000%
Weighted Average Subsequent Rate Cap                                     0.000%                    0.000%                  0.000%
Weighted Average Months to Roll                                      1   months                1   months              1   months

Interest Only Term                                                   120 months                120 months              120 months

Maturity Date                                                                                 Nov  1 2034             Apr  1 2035
Maximum Zip Code Concentration                                            1.97%  91914

ARM                                                                     100.00%

1 MONTH LIBOR IO                                                        100.00%

Interest Only                                                           100.00%  2-4 Units                                  1.13%
                                                                                 Condominium                                8.10%
Prepay Penalty:  0 months                                               100.00%  PUD                                       28.42%
                                                                                 Single Family Detached                    62.35%
First Lien                                                              100.00%
                                                                                 Primary                                   93.28%
Full/Alt                                                                 48.80%  Second Home                                6.72%
Preferred                                                                33.69%
Reduced                                                                  17.51%  Top 5 States:
                                                                                 California                                71.61%
                                                                                 New Jersey                                 4.21%
                                                                                 Florida                                    4.06%
                                                                                 New York                                   2.36%
                                                                                 Virginia                                   1.89%



                                      24

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Originator                            Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Countrywide Home Loans                  260    93,883,245.69      100.00%          4.744            357         68.03          732
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Current Principal Balance             Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
   50,000.01 -   100,000.00               3       241,400.00        0.26%          4.699            357         73.02          731
  100,000.01 -   150,000.00              16     2,009,384.52        2.14%          5.225            357         82.25          717
  150,000.01 -   200,000.00              21     3,848,984.07        4.10%          4.915            357         75.03          736
  200,000.01 -   250,000.00              33     7,433,917.62        7.92%          4.702            357         63.33          726
  250,000.01 -   300,000.00              42    11,807,243.54       12.58%          4.643            357         60.27          733
  300,000.01 -   350,000.00              43    13,976,518.61       14.89%          4.654            357         69.79          736
  350,000.01 -   400,000.00              35    13,257,344.53       14.12%          4.726            357         67.44          739
  400,000.01 -   450,000.00              19     8,010,255.42        8.53%          4.633            357         71.69          730
  450,000.01 -   500,000.00              15     7,098,132.95        7.56%          4.699            357         66.44          741
  500,000.01 -   550,000.00               6     3,087,177.47        3.29%          4.770            358         72.26          754
  550,000.01 -   600,000.00               4     2,334,688.33        2.49%          4.999            357         73.01          723
  600,000.01 -   650,000.00               8     5,030,203.00        5.36%          4.671            357         70.59          738
  700,000.01 -   750,000.00               2     1,442,284.74        1.54%          4.500            356         68.79          740
  800,000.01 -   850,000.00               2     1,629,563.33        1.74%          4.500            356         75.23          739
  850,000.01 -   900,000.00               1       880,000.00        0.94%          5.000            359         80.00          782
  900,000.01 -   950,000.00               2     1,860,000.00        1.98%          4.811            358         73.37          693
  950,000.01 - 1,000,000.00               3     2,973,498.33        3.17%          5.046            357         63.40          724
1,000,000.01+                             5     6,962,649.23        7.42%          5.006            357         64.86          700
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Current Gross Rate                    Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
 4.500 - 4.999                          181    64,712,441.60       68.93%          4.566            357         65.15          734
 5.000 - 5.499                           68    25,884,808.59       27.57%          5.077            357         74.39          728
 5.500 - 5.999                           10     3,030,160.50        3.23%          5.588            358         72.90          711
 6.000 - 6.499                            1       255,835.00        0.27%          6.125            359         95.00          704
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732



                                      25

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
FICO                                  Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
625-649                                   3     1,474,055.02        1.57%          5.254            358         55.45          645
650-674                                   9     2,324,896.49        2.48%          4.767            357         75.29          664
675-699                                  49    18,530,429.08       19.74%          4.784            357         67.97          687
700+                                    199    71,553,865.10       76.22%          4.723            357         68.07          747
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Combined Original LTV                 Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
  0.01- 49.99                            27     9,730,359.48       10.36%          4.740            357         42.95          739
 50.00- 54.99                            21     6,568,944.55        7.00%          4.553            357         52.81          738
 55.00- 59.99                            21     7,686,688.34        8.19%          4.535            357         57.67          736
 60.00- 64.99                            21     9,903,948.07       10.55%          4.650            357         62.67          723
 65.00- 69.99                            30    10,409,772.55       11.09%          4.638            357         67.68          720
 70.00- 74.99                            40    16,174,763.50       17.23%          4.669            357         72.26          735
 75.00- 79.99                            31    11,083,087.00       11.81%          4.711            357         77.25          731
 80.00                                   50    17,811,647.45       18.97%          4.979            357         80.00          731
 80.01- 84.99                             3       863,622.78        0.92%          4.937            357         82.77          742
 85.00- 89.99                             6     1,433,310.17        1.53%          5.189            358         88.32          722
 90.00- 94.99                             8     1,836,437.34        1.96%          5.358            357         92.22          745
 95.00                                    2       380,664.46        0.41%          5.879            359         95.00          709
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Original Term (months)                Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
360                                     260    93,883,245.69      100.00%          4.744            357         68.03          732
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Stated Remaining Term (months)        Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
301-360                                 260    93,883,245.69      100.00%          4.744            357         68.03          732
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732



                                      26

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Debt Ratio                            Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
 0.01 -20.00                             10     3,041,316.26        3.24%          4.642            357         63.33          745
20.01 -25.00                             15     5,161,838.02        5.50%          4.658            356         61.47          735
25.01 -30.00                             28     8,282,466.19        8.82%          4.785            357         65.89          733
30.01 -35.00                             48    19,124,394.93       20.37%          4.783            357         66.66          720
35.01 -40.00                             78    26,905,350.77       28.66%          4.636            357         66.69          739
40.01 -45.00                             51    21,847,909.97       23.27%          4.859            357         72.43          735
45.01 -50.00                             24     7,567,529.04        8.06%          4.699            357         70.69          720
50.01 -55.00                              6     1,952,440.51        2.08%          4.971            358         74.05          711
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
FRM/ARM                               Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
ARM                                     260    93,883,245.69      100.00%          4.744            357         68.03          732
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Product                               Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
1 MONTH LIBOR IO                        260    93,883,245.69      100.00%          4.744            357         68.03          732
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Silent Second                         Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
No Silent 2nd                           216    79,312,924.60       84.48%          4.693            357         66.61          734
Silent 2nd                               44    14,570,321.09       15.52%          5.022            357         75.78          721
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Interest Only                         Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Interest Only                           260    93,883,245.69      100.00%          4.744            357         68.03          732
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732



                                      27

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
Prepayment Penalty Original Term       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
(months)                              Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Prepay Penalty:  0 months               260    93,883,245.69      100.00%          4.744            357         68.03          732
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Lien                                  Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
First Lien                              260    93,883,245.69      100.00%          4.744            357         68.03          732
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Documentation Type                    Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Full/Alt                                137    45,811,669.03       48.80%          4.637            357         69.71          722
Preferred                                93    31,629,415.01       33.69%          4.757            357         65.39          760
Reduced                                  30    16,442,161.65       17.51%          5.019            357         68.44          704
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732



                                      28

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Property Type                         Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
2-4 Units                                 3     1,060,500.00        1.13%          5.393            357         81.74          731
Condominium                              28     7,603,619.19        8.10%          4.765            357         69.62          736
PUD                                      63    26,684,254.39       28.42%          4.775            357         70.25          731
Single Family Detached                  166    58,534,872.11       62.35%          4.716            357         66.56          732
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Occupancy Status                      Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Primary                                 244    87,570,047.43       93.28%          4.734            357         67.94          731
Second Home                              16     6,313,198.26        6.72%          4.889            357         69.23          746
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732



                                      29

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
State                                 Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Alabama                                   1       156,872.66        0.17%          5.500            359         85.00          718
Alaska                                    1       318,550.00        0.34%          4.875            356         71.98          775
Arizona                                   2       469,022.00        0.50%          5.250            358         78.59          754
California                              175    67,226,955.73       71.61%          4.644            357         65.46          731
Colorado                                  3       619,171.50        0.66%          5.000            357         84.91          739
Delaware                                  1       499,901.72        0.53%          5.000            358         32.08          769
Florida                                  16     3,807,241.48        4.06%          5.057            357         76.88          755
Georgia                                   4     1,084,306.68        1.15%          4.835            357         80.74          734
Hawaii                                    1       335,930.05        0.36%          5.000            356         80.00          703
Idaho                                     1        96,000.00        0.10%          5.000            357         80.00          676
Illinois                                  2       842,000.00        0.90%          5.482            357         84.47          779
Indiana                                   1       212,000.00        0.23%          5.000            356         78.81          718
Kansas                                    1       220,750.00        0.24%          5.375            356         93.94          695
Kentucky                                  9     1,440,475.00        1.53%          5.092            358         82.30          740
Maryland                                  4     1,447,335.29        1.54%          4.830            356         72.71          730
Massachusetts                             4     1,664,240.35        1.77%          4.824            357         72.27          724
Michigan                                  1     1,452,500.00        1.55%          5.000            357         70.00          676
Nevada                                    3       978,462.57        1.04%          4.828            356         79.98          769
New Jersey                                7     3,956,982.94        4.21%          4.907            357         69.74          724
New Mexico                                1       225,000.01        0.24%          4.875            357         84.91          764
New York                                  3     2,211,845.92        2.36%          5.040            357         58.56          722
North Carolina                            1       199,701.60        0.21%          5.000            358         80.00          683
Ohio                                      2       233,843.83        0.25%          5.516            357         85.47          670
Oregon                                    1       280,000.00        0.30%          5.125            357         80.00          715
Pennsylvania                              2       558,300.00        0.59%          4.954            358         88.14          750
South Carolina                            1       124,829.46        0.13%          5.375            358         95.00          719
Utah                                      2       376,800.00        0.40%          5.071            356         80.00          773
Virginia                                  7     1,778,066.90        1.89%          4.960            357         78.78          737
Washington                                2       771,160.00        0.82%          4.979            357         80.00          723
Wisconsin                                 1       295,000.00        0.31%          5.000            357         71.08          733
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Gross Margin                          Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
 1.500 - 1.999                          181    64,712,441.60       68.93%          4.566            357         65.15          734
 2.000 - 2.499                           68    25,884,808.59       27.57%          5.077            357         74.39          728
 2.500 - 2.999                           10     3,030,160.50        3.23%          5.588            358         72.90          711
 3.000 - 3.499                            1       255,835.00        0.27%          6.125            359         95.00          704
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732



                                      30

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Minimum Interest Rate                 Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
 1.500 - 1.999                          181    64,712,441.60       68.93%          4.566            357         65.15          734
 2.000 - 2.499                           65    23,949,290.26       25.51%          5.078            357         74.40          727
 2.500 - 2.999                           10     3,030,160.50        3.23%          5.588            358         72.90          711
 3.000 - 3.499                            1       255,835.00        0.27%          6.125            359         95.00          704
 3.500 - 3.999                            1       650,000.00        0.69%          5.000            354         78.27          767
 4.500 - 4.999                            2     1,285,518.33        1.37%          5.097            357         72.27          727
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Maximum Interest Rate                 Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
 9.500 - 9.999                            3     1,001,392.60        1.07%          4.933            355         78.87          761
12.000 -12.499                          256    92,572,153.09       98.60%          4.741            357         67.91          731
14.500 -14.999                            1       309,700.00        0.33%          5.250            356         68.89          697
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732


                                                                                               Weighted
                                                                                                Average      Weighted
                                                     Current       Pct by       Weighted         Stated       Average     Weighted
                                       # of        Principal    Curr Prin        Average      Remaining      Combined      Average
Next Rate Change Date                 Loans          Balance          Bal   Gross Coupon           Term      Orig LTV         FICO
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
06/01/05                                260    93,883,245.69      100.00%          4.744            357         68.03          732
---------------------------------- --------- ---------------- ------------ -------------- -------------- ------------- ------------
Total                                   260    93,883,245.69      100.00%          4.744            357         68.03          732



                                      31

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                             Group II Mortgage Loan Statistics
                                                   As of the Cut-off Date
                                                                                                  Minimum                Maximum
                                                                                                  -------                -------
Scheduled Principal Balance                                        $358,853,556                   $19,879             $1,500,000
Average Scheduled Principal Balance                                    $317,851
Number of Mortgage Loans                                                  1,129

Weighted Average Gross Coupon                                            5.131%                    3.875%                 6.250%
Weighted Average FICO Score                                                 730                       621                    821
Weighted Average Combined Original LTV                                   71.04%                    16.97%                 95.00%

Weighted Average Original Term                                       361 months                360 months             480 months
Weighted Average Stated Remaining Term                               359 months                353 months             479 months
Weighted Average Seasoning                                           2   months                1   months             7   months

Weighted Average Gross Margin                                            2.791%                    1.550%                 3.925%
Weighted Average Minimum Interest Rate                                   2.860%                    1.550%                 5.321%
Weighted Average Maximum Interest Rate                                   9.954%                    9.950%                11.325%


Weighted Average Months to Roll                                      1   months                1   months             1   months

Weighted Average Neg Am Limit                                              115%                      110%                   115%
Weighted Average Payment Cap                                              7.50%                     7.50%                  7.50%
Weighted Average Recast                                               60 months                 60 months              60 months

Maturity Date                                                                                 Oct  1 2034            Apr  1 2045
Maximum Zip Code Concentration                                            0.92%                     95757

ARM                                                                     100.00%

MTA NEGAM                                                               100.00%

Not Interest Only                                                       100.00%  Single Family Detached                   58.90%
                                                                                 PUD                                      26.04%
Prepay Penalty: 36 months                                                43.09%  Condominium                              12.14%
Prepay Penalty:  0 months                                                41.37%  2-4 Units                                 2.93%
Prepay Penalty: 12 months                                                14.83%
Prepay Penalty: 24 months                                                 0.72%  Primary                                  90.89%
                                                                                 Investor                                  5.06%
First Lien                                                              100.00%  Second Home                               4.06%

Reduced                                                                  68.39%  Top 5 States:
Full/Alt                                                                 27.98%  California                               54.73%
Stated Income                                                             3.56%  Florida                                   8.95%
No Doc                                                                    0.07%  Virginia                                  3.63%
                                                                                 Washington                                3.15%
                                                                                 Arizona                                   2.79%



                                      32

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Originator                          Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Commercial Capital Bank                11        11,903,662.29       3.32%        4.745            385          61.67          727
Countrywide Home Loans              1,118       346,949,893.45      96.68%        5.144            358          71.36          730
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Current Principal Balance           Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
        0.01 -    50,000.00             3           117,884.69       0.03%        5.566            358          49.37          775
   50,000.01 -   100,000.00            42         3,630,997.13       1.01%        5.309            358          61.47          728
  100,000.01 -   150,000.00           135        17,445,773.65       4.86%        5.182            358          68.79          738
  150,000.01 -   200,000.00           161        28,372,194.87       7.91%        5.170            358          70.52          729
  200,000.01 -   250,000.00           137        30,914,894.68       8.61%        5.220            358          70.51          723
  250,000.01 -   300,000.00           149        41,147,755.38      11.47%        5.156            358          70.41          727
  300,000.01 -   350,000.00           118        38,613,741.66      10.76%        5.187            358          72.34          728
  350,000.01 -   400,000.00           111        41,750,286.16      11.63%        5.160            358          74.70          735
  400,000.01 -   450,000.00            78        33,240,880.99       9.26%        5.144            358          73.32          726
  450,000.01 -   500,000.00            70        33,587,496.51       9.36%        5.054            358          74.56          732
  500,000.01 -   550,000.00            36        18,966,235.58       5.29%        5.112            358          74.08          739
  550,000.01 -   600,000.00            19        10,880,743.60       3.03%        5.039            358          73.85          733
  600,000.01 -   650,000.00            24        15,393,678.96       4.29%        5.077            358          70.27          731
  650,000.01 -   700,000.00             6         3,984,877.17       1.11%        4.955            358          60.81          770
  700,000.01 -   750,000.00             6         4,390,956.60       1.22%        5.231            359          65.80          714
  750,000.01 -   800,000.00             4         3,072,409.10       0.86%        5.193            359          68.17          752
  800,000.01 -   850,000.00             4         3,289,649.73       0.92%        5.226            359          48.62          742
  850,000.01 -   900,000.00             4         3,500,950.00       0.98%        4.938            359          60.83          747
  900,000.01 -   950,000.00             1           947,888.82       0.26%        5.000            357          67.28          672
  950,000.01 - 1,000,000.00             8         7,996,609.96       2.23%        5.031            359          68.50          731
1,000,000.01+                          13        17,607,650.50       4.91%        4.894            376          63.44          715
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Current Gross Rate                  Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
 3.500 - 3.999                          1           246,885.72       0.07%        3.875            358          75.00          734
 4.000 - 4.499                         13         3,858,500.51       1.08%        4.321            358          73.14          756
 4.500 - 4.999                        203        77,074,474.75      21.48%        4.771            360          69.23          734
 5.000 - 5.499                        763       238,491,427.27      66.46%        5.178            359          71.39          729
 5.500 - 5.999                        141        37,505,044.89      10.45%        5.621            358          72.74          725
 6.000 - 6.499                          8         1,677,222.60       0.47%        6.084            358          60.19          739
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730



                                      33

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
FICO                                Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
600-624                                 3           392,487.05       0.11%        5.089            358          65.13          621
625-649                                24         7,467,360.45       2.08%        5.140            357          76.14          637
650-674                                57        18,453,497.54       5.14%        5.106            358          71.74          665
675-699                               203        66,935,971.62      18.65%        5.182            360          70.22          690
700+                                  842       265,604,239.08      74.01%        5.120            359          71.06          747
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Combined Original LTV               Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
  0.01- 49.99                          96        23,384,718.99       6.52%        5.132            359          39.43          740
 50.00- 54.99                          51        18,732,076.73       5.22%        5.077            358          52.49          725
 55.00- 59.99                          46        14,996,048.41       4.18%        5.155            358          57.44          721
 60.00- 64.99                          80        28,290,187.97       7.88%        5.084            358          62.93          736
 65.00- 69.99                          85        32,882,903.98       9.16%        5.142            363          67.33          729
 70.00- 74.99                         140        44,754,094.08      12.47%        5.147            358          72.03          729
 75.00- 79.99                         212        69,825,597.55      19.46%        5.114            360          77.09          729
 80.00                                396       121,302,542.97      33.80%        5.144            358          80.00          730
 80.01- 84.99                           3           650,720.02       0.18%        5.241            357          82.78          746
 85.00- 89.99                           9         1,808,366.69       0.50%        5.282            358          89.26          708
 90.00- 94.99                           7         1,124,968.35       0.31%        5.370            358          90.00          718
 95.00                                  4         1,101,330.00       0.31%        5.015            359          95.00          721
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Original Term (months)              Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
360                                 1,127       356,279,548.96      99.28%        5.132            358          71.04          730
480                                     2         2,574,006.78       0.72%        4.934            479          70.40          717
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Stated Remaining Term (months)      Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
351-360                             1,127       356,279,548.96      99.28%        5.132            358          71.04          730
471-480                                 2         2,574,006.78       0.72%        4.934            479          70.40          717
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730



                                      34

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Debt Ratio                          Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
 0.01 -20.00                           71        18,124,053.03       5.05%        5.156            358          65.85          741
20.01 -25.00                           87        22,937,082.61       6.39%        5.145            358          68.33          732
25.01 -30.00                          145        42,995,339.82      11.98%        5.191            358          71.91          734
30.01 -35.00                          233        76,031,993.61      21.19%        5.132            360          70.28          732
35.01 -40.00                          270        93,463,027.89      26.04%        5.114            360          70.95          728
40.01 -45.00                          230        78,785,823.14      21.95%        5.110            358          73.27          727
45.01 -50.00                           57        16,586,148.33       4.62%        5.117            358          71.99          719
50.01 -55.00                           28         8,051,044.96       2.24%        5.127            358          70.57          727
55.01 -60.00                            2           254,636.18       0.07%        5.303            357          68.87          744
None                                    6         1,624,406.17       0.45%        5.135            358          69.82          735
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
FRM/ARM                             Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
ARM                                 1,129       358,853,555.74     100.00%        5.131            359          71.04          730
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Product                             Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
MTA NEGAM                           1,129       358,853,555.74     100.00%        5.131            359          71.04          730
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Silent 2nd                          Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
No Silent 2nd                         849       263,908,102.95      73.54%        5.127            359          69.70          731
Silent 2nd                            280        94,945,452.79      26.46%        5.141            358          74.76          728
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
Prepayment Penalty Original Term     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
(months)                            Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Prepay Penalty:  0 months             471       148,456,820.99      41.37%        5.111            358          73.40          729
Prepay Penalty: 12 months             136        53,204,862.00      14.83%        4.997            359          65.21          734
Prepay Penalty: 24 months               2         2,574,006.78       0.72%        4.934            479          70.40          717
Prepay Penalty: 36 months             520       154,617,865.97      43.09%        5.199            358          70.79          730
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730



                                      35

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Lien                                Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
First Lien                          1,129       358,853,555.74     100.00%        5.131            359          71.04          730
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Documentation Type                  Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Reduced                               696       245,407,405.18      68.39%        5.122            359          70.92          733
Full/Alt                              387       100,418,863.90      27.98%        5.147            358          72.98          720
Stated Income                          44        12,758,431.57       3.56%        5.175            359          58.67          738
No Doc                                  2           268,855.09       0.07%        5.260            358          44.25          705
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Property Type                       Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Single Family Detached                666       211,358,225.59      58.90%        5.137            359          70.07          729
PUD                                   276        93,434,659.39      26.04%        5.126            358          71.48          728
Condominium                           150        43,553,403.13      12.14%        5.092            362          75.26          738
2-4 Units                              37        10,507,267.63       2.93%        5.206            358          68.99          726
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Occupancy Status                    Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Primary                               993       326,146,649.94      90.89%        5.118            359          71.16          729
Investor                               80        18,150,746.39       5.06%        5.401            358          68.24          743
Second Home                            56        14,556,159.41       4.06%        5.071            358          71.93          746
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730



                                      36

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
State                               Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Alabama                                 1           198,900.00       0.06%        4.875            359          79.99          743
Alaska                                  1           190,827.83       0.05%        4.250            358          75.00          754
Arizona                                46        10,026,630.19       2.79%        5.278            358          74.64          724
California                            486       196,416,856.01      54.73%        5.084            360          70.09          730
Colorado                               39         9,623,223.03       2.68%        5.179            358          69.78          737
Connecticut                             9         2,072,091.13       0.58%        5.215            358          70.26          721
Delaware                                3           730,362.88       0.20%        5.128            358          59.05          754
Florida                               127        32,126,953.40       8.95%        5.209            358          70.93          732
Georgia                                 8         1,961,989.38       0.55%        5.158            358          76.24          735
Hawaii                                  7         3,554,806.39       0.99%        5.062            358          59.68          735
Idaho                                   5         1,234,223.77       0.34%        5.003            358          75.64          727
Illinois                               28         9,638,863.52       2.69%        5.225            358          72.74          732
Indiana                                 8         1,749,828.16       0.49%        5.252            358          72.63          698
Iowa                                    1            99,855.72       0.03%        5.125            358          32.23          785
Kentucky                                3           552,004.59       0.15%        4.975            359          64.38          698
Louisiana                               5           839,235.74       0.23%        5.232            359          71.01          751
Maryland                               10         2,476,294.16       0.69%        5.014            358          73.93          725
Massachusetts                           7         1,699,129.30       0.47%        5.310            358          68.97          762
Michigan                               45         8,695,073.61       2.42%        5.147            359          72.24          736
Minnesota                              10         2,282,688.33       0.64%        5.231            358          76.01          698
Missouri                                6         1,258,575.32       0.35%        5.166            358          74.72          729
Montana                                 2           361,890.88       0.10%        5.984            358          52.04          774
Nevada                                 28         6,753,182.84       1.88%        5.166            358          71.06          711
New Hampshire                           2           367,880.68       0.10%        5.310            359          77.41          748
New Jersey                             30         8,293,674.05       2.31%        5.202            358          73.43          729
New Mexico                              2           213,510.09       0.06%        5.555            359          77.05          768
New York                               16         5,366,378.64       1.50%        5.231            358          65.92          735
North Carolina                          8         2,225,953.75       0.62%        5.002            358          70.04          740
Ohio                                   15         3,085,640.33       0.86%        4.983            358          74.59          721
Oregon                                 14         2,558,494.75       0.71%        5.217            358          72.86          755
Pennsylvania                           17         3,686,725.17       1.03%        5.117            359          72.85          753
Rhode Island                            5         1,289,886.85       0.36%        5.150            358          73.35          706
South Carolina                          1         1,330,000.00       0.37%        5.250            359          70.00          682
Tennessee                               3           737,809.40       0.21%        5.145            358          78.77          725
Texas                                  21         5,673,529.89       1.58%        5.166            358          75.40          733
Utah                                   14         3,459,435.28       0.96%        5.140            358          79.05          737
Virginia                               37        13,032,218.91       3.63%        5.228            358          74.97          731
Washington                             49        11,314,102.73       3.15%        5.177            358          73.33          727
Wisconsin                              10         1,674,829.04       0.47%        5.275            359          77.61          720
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730



                                      37

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior
                       collateral term sheets, if any.




                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Gross Margin                        Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
 1.500 - 1.999                         10         2,171,155.47       0.61%        4.222            358          73.40          751
 2.000 - 2.499                         94        41,893,996.91      11.67%        4.661            359          69.37          736
 2.500 - 2.999                        701       226,255,418.93      63.05%        5.085            359          71.08          731
 3.000 - 3.499                        299        82,929,519.04      23.11%        5.462            358          71.59          725
 3.500 - 3.999                         25         5,603,465.39       1.56%        5.938            358          72.62          727
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Minimum Interest Rate               Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
 1.500 - 1.999                         10         2,171,155.47       0.61%        4.222            358          73.40          751
 2.000 - 2.499                         86        33,307,656.89       9.28%        4.671            359          72.10          738
 2.500 - 2.999                        699       223,681,412.15      62.33%        5.087            358          71.09          731
 3.000 - 3.499                        298        82,186,203.55      22.90%        5.462            358          71.65          725
 3.500 - 3.999                         25         5,603,465.39       1.56%        5.938            358          72.62          727
 4.000 - 4.499                          8         8,586,340.02       2.39%        4.623            359          58.77          727
 4.500 - 4.999                          2         2,574,006.78       0.72%        4.934            479          70.40          717
 5.000 - 5.499                          1           743,315.49       0.21%        5.500            359          65.00          756
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Maximum Interest Rate               Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
 9.500 - 9.999                      1,123       356,790,372.16      99.43%        5.131            359          71.04          730
10.000 -10.499                          1           743,315.49       0.21%        5.500            359          65.00          756
10.500 -10.999                          3         1,039,519.41       0.29%        4.942            357          75.43          670
11.000 -11.499                          2           280,348.68       0.08%        5.207            357          63.60          732
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730


                                                                                              Weighted
                                                                               Weighted        Average       Weighted
                                                                    Pct by      Average         Stated        Average     Weighted
                                     # of    Current Principal   Curr Prin        Gross      Remaining       Combined      Average
Neg Amort Limit                     Loans              Balance         Bal       Coupon           Term       Orig LTV         FICO
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
110.000                                27        17,270,040.93       4.81%        4.896            377          62.99          729
115.000                             1,102       341,583,514.81      95.19%        5.143            358          71.45          730
-------------------------------- --------- -------------------- ----------- ------------ -------------- -------------- ------------
Total                               1,129       358,853,555.74     100.00%        5.131            359          71.04          730



                                      38

RBS Greenwich Capital                       Countrywide Securities Corporation
------------------------------------------------------------------------------